Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Peter T. Kissinger, the Chief Executive Officer of Bioanalytical Systems, Inc. (the "Company"), certify that (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, as amended (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods set forth therein.

By:   /s/   PETER T. KISSINGER
          Peter T. Kissinger
          Chief Executive Officer

Date:   August 14, 2002